UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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Nextest Systems Corporation

(Name of Registrant as Specified In Its Charter)

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NEXTEST SYSTEMS CORPORATION

Notice Of Annual Meeting Of Stockholders

To Be Held October 24, 2006

The Annual Meeting of Stockholders of Nextest Systems corporation (the “Company”) will be held on October 24, 2006 at 1:00 p.m. local time at the Company’s headquarters located at 1901 Monterey Road, San Jose, California 95112, for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To elect six directors to hold office until the 2007 Annual Meeting of Stockholders and until their successors are elected and qualified.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on September 14, 2006 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Robin Adler

Chairman and Chief Executive Officer

San Jose, California

September 27, 2006

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

Nextest Systems Corporation

1901 Monterey Road

San Jose, CA 95112

(408) 817-7200

PROXY STATEMENT

2006 ANNUAL MEETING OF STOCKHOLDERS

Nextest Systems Corporation (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on October 24, 2006, at 1:00 p.m. local time, at the Company’s headquarters located at 1901 Monterey Road, San Jose, California 95112, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to stockholders on or about September 27, 2006.

Only holders of the Company’s common stock as of the close of business on September 14, 2006 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 17,513,178 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement and for the ratification of the appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For the auditor ratification proposal, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to the auditor ratification proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 1901 Monterey Road, San Jose, California 95112 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors

The current term of each member of the Board of Directors expires on the date of the Annual Meeting. The following table and related biographies set forth information regarding our nominees for director, each of whom is currently serving as a director of the Company:

Name	Age	Position
Robin Adler	58	Chief Executive Officer and Chairman of the Board
Howard D. Marshall	57	Vice President of Operations and Director
Juan A. Benitez (1)(2)	57	Director
Stephen G. Newberry (1)(2)(3)	53	Director
Richard L. Dissly (1)(2)	62	Director
Eugene R. White (1)(2)(3)	75	Director

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Nominating and Corporate Governance Committee

Executive Officers

The other executive officers of the Company and their ages and position with the Company are as follows:

Name	Age	Position
James P. Moniz	49	Chief Financial Officer, Vice President of Finance, Treasurer and Assistant Secretary
Tim F. Moriarty	45	Vice President of Sales and Marketing
Craig Z. Foster	54	Vice President of Engineering

Robin Adler has served as Chief Executive Officer and Chairman of the Board since co-founding the Company in November 1997 with Howard D. Marshall. Mr. Adler co-founded and was President of Sytest Systems Corporation, a private ATE services company, from August 1992 until December 2005. Prior to his involvement with Sytest, from June 1978 he was Vice President of marketing and later a general manager of the logic and memory division of Megatest Corporation, an ATE company. He holds a B.S. degree in engineering from the California Institute of Technology.

Howard D. Marshall has served as Vice President of Operations and a director since co-founding the Company in November 1997 with Robin Adler. He co-founded and was Chief Executive Officer of Sytest Systems Corporation, a private ATE services company, with Robin Adler from August 1992 until December 2005. Prior to that, he founded Megatest Corporation, an ATE company, in June 1975 and became its Vice President of Manufacturing in October 1983. He holds a B.S. degree in engineering from the California Institute of Technology.

Juan A. Benitez has served as a director since October 2000. He is currently CEO of InnVision, a non-profit organization which provides emergency shelter, temporary housing and comprehensive services to homeless and at-risk individuals and families. He served as President and Chief Executive Officer of Enterprise Development International, a non-profit economic development organization supporting microenterprise development programs with business training, technical support and capital procurement from March 1998 until August 2006. Mr. Benitez was President, Chief Executive Officer and a director of Paradigm Technology, Inc., a semiconductor company, from August 1992 to January 1993. In 1989, Mr. Benitez was appointed by the Bush administration to the post of the United States Department of Commerce–Deputy Assistant Commerce Secretary, and then served as Deputy Commerce Undersecretary until September 1990. Previously, Mr. Benitez joined the founding team of Micron Technology, Inc. and held various management positions including serving as President and Chief Operating Officer and director.

Stephen G. Newberry has served as a director since October 2000. He is the President and Chief Executive Officer of Lam Research Corporation, a major supplier of wafer fabrication equipment and services for the semiconductor industry. He joined Lam in August 1997 as Executive Vice President and Chief Operating Officer, was appointed President and Chief Operating Officer in July 1998 and President and Chief Executive Officer in June 2005. Mr. Newberry also currently serves as a director of Lam Research Corporation and SEMI, the industry’s trade association. Prior to joining Lam, Mr. Newberry served as Group Vice President of global operations and planning at Applied Materials, Inc. During his 17 years at Applied, he held various positions in manufacturing, product development, sales and marketing, and customer service. Mr. Newberry is a graduate of the U.S. Naval Academy and the Harvard Graduate School of Business and served five years in naval aviation prior to joining Applied Materials.

Richard L. Dissly has served as a director since November 1997. Mr. Dissly is currently retired. He was previously Chief Financial Officer of Photon Dynamics, Inc., a provider of yield management solutions to the flat panel display industry, from November 1998 until May 2003. He has more than 20 years of experience in establishing profitable business models and systems with several rapidly growing international electronics companies. Prior to Photon Dynamics, Mr. Dissly was Chief Financial Officer of Semaphore Communications, a network equipment provider, from January 1997 until October 1998 and Chief Financial Officer of CrossCheck Technology, an electronics design automation company, from July 1992 until December 1996. Prior to that, Mr. Dissly was Chief Financial Officer for Award Software and Megatest Corporation. Mr. Dissly has an MBA degree from Santa Clara University and is a licensed CPA.

Eugene R. White has served as a director since December 2001. Prior to his retirement in 1986, he was President and Chief Executive Officer of Amdahl Corporation, a public electronics computer company, from August 1974 until April 1979, Vice Chairman from May 1979 to April 1986 and director from May 1986 until April 1992. From December 1970 until February 1974, Mr. White was a Vice President of the commercial equipment business group at Fairchild Camera and Instrument. Prior to that, he was a Vice President in the computer systems group at Honeywell from January 1970 until November 1970 after its acquisition of General Electric’s computer business in December 1969. Mr. White held several managerial positions at General Electric from November 1958 until November 1969. Mr. White is a board member of Needham & Company, LLC.

James P. Moniz has served as our Vice President of Finance, Chief Financial Officer and Treasurer since October 2000. Before joining Nextest, he was Vice President and Chief Financial Officer of Millennia Vision Corporation, now known as Quovera, a business consulting and technology integration firm, from June 1998 to September 2000. From October 1996 until May 1998, he served as Vice President of Finance for Fairchild

Imaging Systems, an electronic imaging component and systems developer and manufacturer, and from November 1991 until October 1996 as Vice President of Finance and Administration and later as President of Rolm Computers, a military computer manufacturing company. He has an MBA and two B.S. degrees, one in accounting and one in marketing, from San Jose State University.

Tim F. Moriarty has served as our Vice President of Sales and Marketing since July 1997. Prior to joining Nextest, he was a Vice President of Sales and Marketing at Teradyne, Inc. from December 1995 until February 1997, and in various positions at Megatest Corporation, including Vice President of Sales and Marketing from February 1985 until its sale to Teradyne, Inc. in December 1995.

Craig Z. Foster has served as our Vice President of Engineering since October 1998, after joining Nextest in December 1997 as an engineer. Since January 1983, he held various positions at Megatest Corporation, including Vice President of Customer Support, Vice President of Marketing and Vice President of Corporate Development. He holds a B.S. degree in electrical engineering from the University of New Mexico and a M.S. in electrical engineering from the University of Illinois.

There are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the nominating/corporate governance committee (the “nominating committee”) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholder Nominees. The nominating committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the nominating committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2007 Annual Meeting” below.

Process for Identifying and Evaluating Nominees. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the nominating committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the nominating committee deems appropriate, a third-party search firm. The nominating committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the nominating committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the nominating committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the nominating committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2006 Annual Meeting. Each of the nominees listed in this Proxy Statement are current directors standing for re-election.

DIRECTOR COMPENSATION

During fiscal 2006, our non-employee directors received a cash director fee for their services as members of the Board in the amount of $12,000 per year. In addition, the audit committee chairman received a cash fee of $5,000 per year, the compensation committee chairman received a cash fee of $2,500 per year, and the nominating and corporate governance committee chairman received a cash fee of $1,000 per year. Based on a market assessment performed by an independent compensation consultant and effective for our 2007 fiscal year, the Board approved an increase to the cash director fees paid to our non-employee directors to the amount of $30,000 per year and an increase in the director fees paid to the audit committee chairman to $10,000, the compensation committee chairman to $5,000 and the nominating and corporate governance committee chairman to $2,000. Non-employee directors are also entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. In September 2005, we granted each of our non-employee directors a stock option to purchase 5,000 shares at an exercise price of $5.88 per share that will be fully exercisable on September 30, 2006. In addition, in September 2005, we granted to each of our non-employee directors a stock option to purchase 1,500 shares at an exercise price of $5.00 per share that vest in four equal installments over four years beginning on October 1, 2006. To address the impact of these grants arising from the recently enacted IRC Section 409A, in December 2005, the Company modified such options to increase their exercise price to $5.88, the fair value at the time of grant. Our 2006 Equity Incentive Plan provides that each non-employee director who is elected or appointed to the Board for the first time will be granted an option to purchase 10,000 shares vesting in four equal annual installments, and that commencing with this annual meeting, each non-employee director will receive an annual grant of an option to purchase 5,000 shares vesting on the first anniversary of the date of grant. Each such option granted to a non-employee director will have an exercise price equal to the fair market value of the stock on the date of grant.

BOARD MEETINGS AND COMMITTEES

The Company’s Board of Directors met eight times and took action via unanimous written consent six times during fiscal 2006. The audit committee met seven times and took action via unanimous written consent three times. The compensation committee met three times and the nominating committee did not meet during fiscal year ended June 24, 2006 (“fiscal 2006”). Each member of the Board attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of Committees on which such member served, during the period of such member’s service.

The Board has determined that the following directors are “independent” under the rules of the Nasdaq Stock Market: Juan A. Benitez, Richard L. Dissly, Stephen G. Newberry and Eugene R. White.

The Board of Directors has standing audit, compensation and nominating/corporate governance committees.

Audit Committee. The audit committee currently consists of Richard L. Dissly (chairman), Juan A. Benitez, Stephen G. Newberry and Eugene R. White. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Dissly qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent registered public accounting firm to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent registered public accounting firm. The audit committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

Compensation Committee. The compensation committee currently consists of Richard L. Dissly, Juan A. Benitez (chairman), Stephen G. Newberry and Eugene R. White. The Board has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market. The compensation committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and key employees. The compensation committee operates under a written charter adopted by the Board of Directors, a copy of which is posted on the Company’s website.

Nominating/Corporate Governance Committee. The nominating/corporate governance committee currently consists of Stephen G. Newberry and Eugene R. White (chairman), each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The nominating committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance. The nominating committee operates under a written charter adopted by the Board of Directors, a copy of which is posted on the Company’s website.

COMMUNICATIONS WITH DIRECTORS

Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Secretary, Nextest Systems Corporation, 1901 Monterey Road, San Jose, California 95112 or by sending an e-mail to director@nextest.com. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating Committee.

The Company has a policy of encouraging all directors to attend the annual stockholder meetings. All of our directors attended the 2005 annual meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship exists, or in the past fiscal year has existed, between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

The following table sets forth information regarding ownership of the Common Stock as of September 7, 2006 or earlier date for information based on filings with the Securities and Exchange Commission by (a) each person known to the Company to own more than 5% of the outstanding shares of the Common Stock, (b) each director and nominee for director of the Company, (c) the Company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class
5% Shareholders
Paul Magliocco (3)	1,403,698	8.02%
Needham Capital Partners (4)	1,200,000	6.85%
Directors and Executive Officers
Robin Adler (5)	2,430,000	13.88%
Howard D. Marshall	2,485,000	14.19%
Tim F. Moriarty	440,500	2.52%
Craig Z. Foster	322,500	1.84%
James P. Moniz	137,602	*
Richard L. Dissly (6)	90,375	*
Juan A. Benitez (7)	48,120	*
Stephen G. Newberry (8)	43,120	*
Eugene R. White (9)	22,875	*

All Directors and officers (9 persons)	6,020,092	34.37%

*	Less than 1%.
(1)	Unless otherwise indicated, the address of each of the named individuals is c/o Nextest Systems Corporation, 1901 Monterey Road, San Jose, California 95112.
(2)	Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after September 7, 2006. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.
(3)	The address for Paul Magliocco is 15532 Kavin Lane, Monte Sereno, CA 95030. Includes 46,000 shares owned by minor children.
(4)	These shares are held by the following funds: 924,125 shares are held by Needham Capital Partners III, L.P., 97,625 shares are held by Needham Capital Partners IIIA, L.P., 178,250 shares are held by Needham Capital Partners III (Bermuda), L.P. and the address for each is 445 Park Avenue, New York, New York, 10022. Needham Capital Management, LLC (“NCM”) is the general partner of Needham Capital Partners III, L.P. and Needham Capital Partners IIIA, L.P. Needham Capital Management (Bermuda), LLC (“NCMB”) is the general partner of Needham Capital Partners III (Bermuda), L.P. As managing members of NCM and NCMB, George A. Needham, Thomas P. Shanahan and John J. Prior, Jr. may be deemed to beneficially own the shares controlled by Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P. Messrs. Needham, Shanahan and Prior, Jr. disclaim beneficial ownership of the shares controlled by Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P.
(5)	Includes 20,000 shares owned by minor children.
(6)	Includes 5,375 shares subject to exercisable option.
(7)	Includes 5,375 shares subject to exercisable option.
(8)	Includes 5,375 shares subject to exercisable option.
(9)	Includes 5,375 shares subject to exercisable option.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Officers and Directors

Before our public offering, in connection with the purchase of shares of common stock by a certain executive officer and certain directors, we extended them loans. Each of these loans was evidenced by a full-recourse promissory note and was secured by a pledge of the shares purchased. The following table describes the interest rate charged for these loans, the largest amount of indebtedness of the executive officer and each of the directors during the fiscal year ended June 30, 2006 and the amount of indebtedness of the executive officer and each of the directors at December 31, 2005.

Name, Title	Date Loan Made	Interest Rate	Largest Amount Outstanding	Amount Outstanding at December 31, 2005
James P. Moniz, CFO and Vice President of Finance	10/18/00	5%	$353,438	$—
Juan A. Benitez, Director	1/10/01	5	78,833	—
Stephen G. Newberry, Director	1/10/01	5	77,896	—
Eugene R. White, Director	4/30/02	4	70,875	—

On September 21, 2005, before we filed our registration statement in connection with our public offering, these notes were extinguished and a total bonus payment of $117,000, that was approved by the disinterested members of the Board of Directors, was paid to this officer and these directors to reimburse them for the tax consequences related to the repurchase of their restricted common stock to extinguish their non-recourse promissory notes. The following table provides details of the number of shares repurchased from, and the amount of bonus payments paid, to this officer and these directors.

Name, Title	Shares Owned at June 30, 2005	Shares Repurchased	Shares Owned at December 31, 2005	Bonus Awarded
James P. Moniz, CFO and Vice President of Finance	112,500	(57,398)	55,102	$75,760
Juan A. Benitez, Director	25,000	(12,755)	12,245	16,836
Stephen G. Newberry, Director	25,000	(12,755)	12,245	16,836
Eugene R. White, Director	15,000	(11,480)	3,520	7,259

See also “Employment Agreements and Change of Control Arrangements” under Executive Compensation.

Transactions and Relationships with Underwriters

The Company completed its initial public offering in March 2006. The affiliated funds of Needham & Company, LLC, one of the underwriters in this offering, own more than 5% of the outstanding stock of the Company. For further information, see “Security Ownership of Certain Beneficial Holders”.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2006, such SEC filing requirements were satisfied.

EXECUTIVE COMPENSATION

The following tables and descriptive materials set forth information concerning compensation paid for services rendered to the Company by the Chief Executive Officer (the “CEO”) and the Company’s next four most highly compensated executive officers for fiscal year 2006 whose salary and bonus for the fiscal year 2006 exceeded $100,000. Collectively, together with the CEO, these are the “Named Executive Officers”.

Summary Compensation Table

Name and Principal Position(s)	Year			Long Term Compensation Awards		All Other Compensation
		Annual Compensation		Securities Underlying Options
		Salary	Bonus
Robin Adler, Chief Executive Officer	2006	$238,587	$—	—		$—
	2005	217,962	111,024
Craig Z. Foster, Vice President of Engineering	2006	225,750	—	—		—
	2005	207,692	74,016
Howard D. Marshall, Vice President of Operations	2006	225,750	—	—		—
	2005	204,692	111,024
James P. Moniz, CFO and Vice President of Finance	2006	229,573		45,000	(1)	106,138	(2)
	2005	215,750	55,512			30,378	(2)
Tim F. Moriarty, Vice President of Sales and Marketing	2006	206,775	—	—		324,204	(3)
	2005	194,308	65,258			190,201	(3)

(1)	22,500 of the shares covered by this option vested on December 15, 2005 and the remaining 22,500 shares vested on March 15, 2006.
(2)	Reimbursement of interest payments on a promissory note issued by Mr. Moniz in connection with the purchase of restricted stock by Mr. Moniz. The note was extinguished in September 2005 (see additional discussion in section entitled “Related Party Transactions—Loans to Officers and Directors”).
(3)	Comprised of sales commission.

Options/Executive Officers

The following table shows the options granted to the named executive officers during fiscal year 2006 and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the named executive officers may eventually realize in future dollars under two hypothetical situations: if the price of the common stock increases 5% or 10% in value per year, compounded over the life of the options. These amounts represent assumed rates of appreciation, and are not intended to forecast future appreciation of the common stock.

Options Granted In Last Fiscal Year

	Individual Grants				Reasonable Realizable Value at Assumed Annual Rate of Stock Price Appreciation For Option Term
Name	Options Granted	% of Total Options Granted to Employees in Fiscal Year (1)	Exercise Or Base Price ($/sh)	Expiration Date	5%	10%
Robin Adler	—	—	—	—	$—	$—
Craig Z. Foster	—	—	—	—	—	—
Howard D. Marshall	—	—	—	—	—	—
James P. Moniz	45,000	6.38%	5.88	9/21/2015	415,626	818,547
Tim F. Moriarty	—	—	—	—	—	—

(1)	The percentage of options is based upon an aggregate of 705,775 options granted during fiscal year 2006 to employees, including the named executive officers.

Aggregated Option Exercises And Option Values Table

The following table shows information concerning the exercise of stock options by each of the named executive officers during fiscal 2006, and the value of all remaining exercisable and unexercisable options at June 23, 2006, on a pre-tax basis.

Aggregated Option Exercises In Last Fiscal Year

And Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at year end		Value of Unexercised In-the-Money Options At year end
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Robin Adler	—	—	40,000	40,000	$660,000	$660,000
Craig Z. Foster	—	—	35,000	17,500	581,000	290,500
Howard D. Marshall	—	—	40,000	40,000	660,000	660,000
James P. Moniz	—	—	65,000	63,500	839,400	1,024,100
Tim F. Moriarty	—	—	100,000	35,000	1,758,000	581,000

(1)	Based on the closing price of the common stock as reported on the Nasdaq Global Market at June 23, 2006, less the exercise price, multiplied by the number of shares underlying the option.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. Such agreements require us, among other things, to indemnify our officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.

Employment Agreements and Change of Control Arrangements

In October 2002 we granted each of Messrs. Moniz and Moriarty a stock option to purchase 17,500 shares of common stock and Mr. Foster a stock option to purchase 52,500 shares of common stock. In October 2003 we granted each of Messrs. Adler and Marshall a stock option to purchase 80,000 shares of common stock, each of Messrs. Moriarty and Foster a stock option to purchase 17,500 shares of common stock and Mr. Moniz a stock option to purchase 16,000 shares of common stock, and in March 2004 we granted to Mr. Moniz a stock option to purchase 50,000 shares. In September 2005 we granted to Mr. Moniz a stock option to purchase 45,000 shares. Each of these stock options vests subject to continued employment, however the vesting of these stock options accelerates in the event that we are acquired or merged into another corporation and if the individual is not offered an equivalent position with the new company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation committee operates under a written charter adopted by the Board of Directors. The purpose of the compensation committee is to assist the Board in the discharge of its responsibilities relating to executive and director compensation, and to oversee incentive, equity-based and other compensatory and benefit plans in which executive officers and key employees of the Company participate. The current members of the compensation committee are Juan A. Benitez (chairman), Richard L. Dissly, Stephen G. Newberry and Eugene R. White, each of whom is a “non-employee director” within the meaning of Section 16 of the Securities and Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. In performing its duties, the compensation committee reviews reports and recommendations presented by management, and from time to time considers information obtained from outside firms or consultants to assist it in the review of compensation levels, structure and design.

General Compensation Philosophy

Our philosophy in setting compensation policies for our executive officers is to maximize shareholder value over time by aligning the interests of our executive officers with those of our shareholders. To achieve this goal, we attempt to (i) provide competitive compensation opportunities to attract and retain superior executive talent, (ii) directly and substantially link a significant portion of the executive’s total compensation to measurable corporate and individual performance, and (iii) fairly reward our executive team for their contributions to our performance and shareholder value creation so that executive pay aligns with company performance to a significant degree. The compensation committee currently uses base salary, annual cash incentives and stock options to meet these goals.

Base Salary and Cash Bonus

Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for managerial talent, including a comparison of base salaries for comparable positions at similar companies of comparable industry, size and capitalization. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive and the operational areas of the Company for which the executive is responsible. Based on a market assessment conducted on the compensation committee’s behalf by an independent compensation consultant, the compensation committee believes that executive officer’ base salaries (other than the CEO) were positioned at approximately the market 50th percentile in fiscal 2006.

Cash bonus awards are based on the performance of the executive, and the performance of the Company. Historically, the compensation to be paid to any individual executive has not been based on any particular mathematical formula. Rather, the compensation committee reviews objectives, accomplishments, performance and compensation as a whole for each executive (and all executives), as well as the recommendations of the Chief Executive Officer with respect to other executives, and makes appropriate compensation determinations in the exercise of its business judgment.

Equity Compensation

Historically, the compensation committee has delivered equity-based compensation in the form of stock options to align the interests of executives with the long-term interests of the Company’s stockholders by encouraging executive officers to acquire a proprietary interest in the Company. The compensation committee further believes that the use of vesting periods encourages retention of executive officers, and accordingly stock options granted to executive officers generally vest over time. Historically, stock options have been granted to executive officers on a discretionary basis, at varying times and in varying amounts, with an exercise price that is equal to the market price of the Company’s common stock at the time of grant. The size and timing of each actual grant is based on a number of factors, including the Company’s achievement of specific milestones, the individual’s level of responsibility, the amount, exercise price and term of options already held by the individual, the individual’s contributions to the achievement of the Company’s financial and strategic objectives, and industry practices and norms.

The compensation committee has been carefully studying the impact of Financial Accounting Standard 123R on our equity program, as well as how competitive equity program practices have been evolving. The compensation committee intends to continue monitoring competitive equity compensation practices and may make appropriate future adjustments to our equity program, including formalizing the timing and structure of our equity award grant practices and using full-value share awards.

Other Benefits

In addition to the cash and equity compensation discussed above, we also provide executive officers with the following benefits on the same terms and conditions under which they are made available to non-executive employees:

Health Insurance,

Life Insurance,

Eligibility to participate in our Employee Stock Purchase Plan (if and when implemented), and

Participation in our 401(k) plan.

Chief Executive Officer’s Compensation

In fiscal 2006, Robin Adler, the Company’s Chief Executive Officer, received a salary increase of approximately 9% over his 2005 salary. The committee believes that Mr. Adler’s salary is currently below the mid-range of salaries for chief executive officers of other public technology-based companies of similar size and in the same geographic region as the Company. In 2006, Mr. Adler provided strong leadership to the Company in its achievement of strategic and financial objectives. The committee met in September 2006 and increased the salary of Mr. Adler by 12%.

Effect of Section 162(m) of the Internal Revenue Code

The compensation committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer and any of the four other most highly compensated officers. However, certain performance based compensation is specifically exempt from the deduction limit. We have adopted a policy that, where reasonably practicable and consistent with our business and compensation goals and objectives, we will seek to qualify variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m) while maintaining a competitive, performance-based compensation program.

THE COMPENSATION COMMITTEE

Juan A. Benitez

Richard L. Dissly

Stephen G. Newberry

Eugene R. White

Equity Plan Information

The following table provides information as of June 24, 2006 with respect to the shares of the Company’s Common Stock that may be issued under all of the Company’s existing equity compensation plans including the 1998 Equity Incentive Plan and the 2006 Equity Incentive Plan.

	(a)	(b)	(c)
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by stockholders	2,006,050	$3.88	1,344,409
Equity compensation plans not approved by stockholders	0	0	0

Total	2,006,050	$3.88	1,344,409

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors and enclosed with this proxy statement as Appendix A, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	discussed with the Company’s independent registered public accounting firm the overall scope and plan for their audit of the financial statements included in the Company’s 2006 annual report on Form 10-K;

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended June 24, 2006 with the Company’s management and the independent registered public accounting firm;

•	met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their observations of the Company’s internal controls and the overall quality of the Company’s financial reporting process;

•	discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by PricewaterhouseCoopers LLP are compatible with maintaining their independence;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2006 Annual Report on Form 10-K for the fiscal year ended June 24, 2006 filed with the Securities and Exchange Commission; and

•	informed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

Juan A. Benitez

Richard L. Dissly

Stephen G. Newberry

Eugene R. White

Principal Accountant Fees and Services

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by PricewaterhouseCoopers LLP for fiscal 2005 and 2006.

	2005	2006
Audit Fees(1)	$366,000	$570,000
Audit-Related Fees	—	—
Tax Fees(2)	40,000	32,000
All other Fees(3)	247,000	631,000

Total	$653,000	$1,233,000

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and associated fees, provided that the Chair shall report any decision to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

(2)	For fiscal 2005 and 2006, respectively, tax fees principally included tax compliance fees of $5,000 and $21,000, and tax advice and tax planning fees of $35,000 and $11,000.

(3)	All other Fees include fees incurred related to the filing of the Company’s initial public offering on Form S-1.

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return data for the Company’s common stock since March 22, 2006 (the date on which the Company’s common stock was first registered under Section 12 of the Exchange Act) to the cumulative return over such period of (i) The S&P 500 Index, and (ii) the Philadelphia Semiconductor Index. The graph assumes that $100 was invested on the date on which the Company completed the initial public offering of its common stock, in the common stock and in each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of the Company at the price to which such stock was first offered to the public by the Company on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN*

AMONG NEXTEST SYSTEMS CORPORATION, THE S & P 500 INDEX

AND THE PHILADELPHIA SEMICONDUCTOR INDEX

*	$100 invested on 3/22/06 in stock or on 2/28/06 in index-including reinvestment of dividends.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of six directors to serve for a one-year term until the annual meeting of stockholders in 2007 and until their successors are elected and qualified. The Board of Directors has unanimously nominated Robin Adler, Howard D. Marshall, Juan A. Benitez, Richard L. Dissly, Stephen G. Newberry and Eugene R. White for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The proxies being solicited will be voted for no more than six nominees at the Annual Meeting. The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “for” the election of Robin Adler, Howard D. Marshall, Juan A. Benitez, Richard L. Dissly, Stephen G. Newberry and Eugene R. White.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Robin Adler, Howard D. Marshall, Juan A. Benitez, Richard L. Dissly, Stephen G. Newberry and Eugene R. White.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, the stockholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007. PricewaterhouseCoopers LLP have been the Company’s independent registered public accounting firm since fiscal year 1999. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked ‘Abstain” with respect to the auditor ratification proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

The Board of Directors recommends a vote “for” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

FORM 10-K

The Company will mail without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K for the year ended June 24, 2006 including the financial statements, schedules and a list of exhibits. Requests should be sent to Nextest Systems Corporation, 1901 Monterey Road, San Jose, California 95112.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

The Company’s Bylaws provide that advance notice of a stockholder’s proposal intended to be presented at the Annual Meeting must be delivered to the Secretary of the Company at the Company’s principal executive offices not less 120 days, and not more than 150 days prior to the anniversary of the mailing date of the proxy materials for the previous year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the date contemplated at the time of the previous year’s proxy statement, this advance notice must be received not earlier than the 150 day prior to such annual meeting and not later than the 10th day following the day on which public announcement of the date of such meeting is first made. Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner.

A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2007 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 1901 Monterey Road, San Jose, California 95112, on or before January 27, 2007. In addition, if the Company is not notified between May 1 and May 31, 2007 of a proposal to be brought before the 2007 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

By Order of the Board of Directors

Robin Adler

Chairman and Chief Executive Officer

San Jose, California

September 27, 2006

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

APPENDIX A

Audit Committee Charter

Adopted by the Board of Directors of

Nextest Systems Corporation on February 22, 2006

Purpose:

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Nextest Systems Corporation (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements and the effectiveness of the Company’s internal control over financial reporting. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition:

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations (the “Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Exchange Act, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall be an “audit committee financial expert”, as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities:

1.	Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2.	Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3.	Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4.	Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

5.

Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and other material written communication between the independent auditor and management, and discuss these matters with the independent auditor and management.

6.	Meet with management and the independent auditor, together and separately, to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal control systems, including any special steps adopted in light of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting identified during the course of the annual audit and the adequacy of disclosures about changes in internal control over financial reporting; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.

7.	Review and discuss with management and the independent auditor management’s report on internal control over financial reporting, and the independent auditor’s audit of the effectiveness of the Company’s internal control over financial reporting and its attestation report, prior to the filing of the Form 10-K.

8.	Review the management letter delivered by the independent auditor in connection with the audit.

9.	Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report.

10.	Review quarterly with management and the independent auditor to discuss the quarterly financial statements prior to publication or, if applicable, the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

11.	Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

12.	Have such direct and independent interaction with members of management, including the Company’s chief financial officer and chief accounting officer, as the Committee believes appropriate.

13.	Conduct or authorize such inquiries into matters within the committee’s scope of responsibility as the committee deems appropriate.

14.	Review significant changes to the company’s accounting principles and practices proposed by the independent auditor, the internal auditor, if any, and/or management.

15.	Review the scope and results of internal audits, if any.

16.	Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

17.	If there is an internal auditor, obtain and review periodic reports on the internal auditor’s significant recommendations to management and management’s responses.

18.	Provide minutes of audit committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

19.	Prepare the report required by the Regulations to be included in the company’s annual proxy statement.

20.	Review and reassess this charter annually, or as conditions dictate, and, if appropriate, recommend changes to the Board.

21.	Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22.	Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act, the Regulations and the Auditing Standards of the Public Company Accounting Oversight Board, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

23.	Review and approve all related party transactions and potential conflict of interest situations where appropriate. Perform any other activities consistent with this charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1.	Perform each of the responsibilities of the Committee described above.

2.	Appoint a chair of the Committee, unless a chair is designated by the Board.

3.	Engage and terminate independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve the fees and other terms of retention of any such independent counsel and other advisers.

4.	Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

APPENDIX B

B-1

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

000004

Least Address Line

000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

C 1234567890 J N T

Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees to hold office until the 2007 Annual Meeting of Stockholders and until their successors are elected and qualified.

01 - Robin Adler

02 - Howard D. Marshall

03 - Juan A. Benitez

For Withhold

04 - Richard L. Dissly 05 - Stephen G. Newberry 06 - Eugene R. White

For Withhold

B Issue

The Board of Directors recommends a vote FOR the following proposal.

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

For Against Abstain

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date (mm/dd/yyyy) Signature 1 - Please keep signature within the box Signature 2 - Please keep signature within the box

B-2

Proxy - NEXTEST SYSTEMS CORPORATION

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders to be Held October 24, 2006

The undersigned hereby appoints Robin Adler and James P. Moniz or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Netest Systems Corporation (the “Company”) to be held on October 24, 2006 at 1:00 p.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

The Board recommends that you vote FOR the proposals on the reverse side. This proxy, when properly executed, will be voted in the manner directed on the reverse side. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ON THE REVERSE SIDE. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.